Exhibit 99.1

CRISPR Therapeutics, Intellia Therapeutics, Caribou Biosciences and ERS Genomics

Announce Appeal of CRISPR/Cas9 U.S. Patent Board Decision

•	Appeal to the U.S. Court of Appeals for the Federal Circuit seeks review and reversal of the Patent Trial and Appeals Board’s decision to terminate CRISPR/Cas9 interference
•	In parallel, the companies and their licensors plan to pursue additional patents in the U.S. and worldwide covering the CRISPR/Cas9 technology and its use in cellular and non-cellular settings, including eukaryotic cells

BASEL, Switzerland; CAMBRIDGE, Massachusetts; BERKELEY, California; DUBLIN, Ireland; April 13, 2017 (GLOBE NEWSWIRE) – CRISPR Therapeutics (NASDAQ:CRSP), Intellia Therapeutics (NASDAQ:NTLA), Caribou Biosciences and ERS Genomics announced today that The Regents of the University of California, the University of Vienna, and Dr. Emmanuelle Charpentier (collectively “UC”), co-owners of foundational intellectual property relating to CRISPR/Cas9 genome engineering, have appealed to the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) the decision by the Patent Trial and Appeal Board (“PTAB”) to terminate the interference between certain CRISPR/Cas9 patent claims owned by UC and patents and patent applications owned by the Broad Institute, Harvard University and the Massachusetts Institute of Technology (collectively, “Broad”).

In the appeal, UC is seeking review and reversal of the PTAB’s February 15, 2017 decision, which terminated the interference without determining which inventors actually invented the use of the CRISPR/Cas9 genome editing technology in eukaryotic cells. In its decision, the PTAB concluded that, although the claims overlap, the respective scope of UC and Broad’s claim sets as presented did not define the same patentable invention and, accordingly, terminated the interference without deciding which party first invented the use of the CRISPR/Cas9 technology in eukaryotic cells. UC is asking the Federal Circuit to review and reverse the PTAB’s decision.

In parallel with the appeal, UC is pursuing applications in the U.S. and other jurisdictions worldwide to obtain patents claiming the CRISPR/Cas9 technology and its use in non-cellular and cellular settings, including eukaryotic cells. Corresponding patents have already been granted in the United Kingdom, and the European Patent Office is also granting a patent to UC, which will issue on May 10, 2017. UC’s earliest patent application describing the CRISPR/Cas9 genome editing technology and its use was filed on May 25, 2012, while the Broad’s earliest patent application was filed more than six months later, on December 12, 2012.

The law firm of Munger, Tolles & Olson LLP will be handling the appeal, with Don Verrilli, former Solicitor General of the United States, as lead counsel.

About CRISPR Therapeutics

CRISPR Therapeutics is a leading gene-editing company focused on developing transformative gene-based medicines for serious diseases using its proprietary CRISPR/Cas9 gene-editing platform. CRISPR/Cas9 is a revolutionary technology that allows for precise, directed changes to genomic DNA. The Company’s multi-disciplinary team of world-class researchers and drug developers is working to translate this technology into breakthrough human therapeutics in a number of serious diseases. Additionally, CRISPR Therapeutics has established strategic collaborations with Bayer AG and Vertex Pharmaceuticals to develop CRISPR-based therapeutics in diseases with high unmet need. The foundational CRISPR/Cas9 patent estate for human therapeutic use was licensed from the Company’s scientific founder Emmanuelle Charpentier, Ph.D. CRISPR Therapeutics is headquartered in Basel, Switzerland with its R&D operations based in Cambridge, Massachusetts. For more information, please visit www.crisprtx.com.

About Intellia Therapeutics

Intellia Therapeutics is a leading genome editing company, focused on the development of proprietary, potentially curative therapeutics using the CRISPR/Cas9 system. Intellia believes the CRISPR/Cas9 technology has the potential to transform medicine by permanently editing disease-associated genes in the human body with a single treatment course. Intellia’s combination of deep scientific, technical and clinical development experience, along with its leading intellectual property portfolio, puts it in a unique position to unlock broad therapeutic applications of the CRISPR/Cas9 technology and create a new class of therapeutic products. Learn more about Intellia Therapeutics and CRISPR/Cas9 at intelliatx.com; Follow us on Twitter @intelliatweets.

About Caribou Biosciences, Inc.

Caribou is a leading company in CRISPR genome engineering founded by pioneers of CRISPR/Cas9 biology based on research carried out in the Doudna Laboratory at the University of California, Berkeley. Caribou’s tools and technologies provide transformative capabilities to therapeutic development, agricultural biotechnology, industrial biotechnology, and basic and applied biological research. For more information, including information about obtaining research and commercial licenses as well as collaborations, visit www.cariboubio.com and follow the Company @CaribouBio. “Caribou Biosciences” and the Caribou logo are trademarks of Caribou Biosciences, Inc.

About ERS Genomics

ERS Genomics was formed to provide broad access to the foundational CRISPR/Cas9 intellectual property held by Dr. Emmanuelle Charpentier. Non-exclusive licenses are available for research and sale of products and services across multiple fields including: research tools, kits, reagents; discovery of novel targets for therapeutic intervention; cell lines for discovery and screening of novel drug candidates; GMP production of healthcare products; production of industrial materials such as enzymes, biofuels and chemicals; and synthetic biology. For additional information please visit www.ersgenomics.com.

CRISPR’s Forward-Looking Statement

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the therapeutic value, development, and commercial potential of CRISPR/Cas-9 gene editing technologies and therapies and the intellectual property protection of our technology and therapies. You are cautioned that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: uncertainties regarding the intellectual property protection for our technology and intellectual property belonging to third parties; uncertainties inherent in the initiation and completion of preclinical studies for the Company’s product candidates; availability and timing of results from preclinical studies; whether results from a preclinical trial will be predictive of future results of the future trials; expectations for regulatory approvals to conduct trials or to market products; and those risks and uncertainties described under the heading “Risk Factors” in the company’s most recent annual report on Form 10-K, and in any other subsequent filings made by the company with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The information contained in this press release is provided by the company as of the date hereof, and, except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking information contained in this press release.

Intellia’s Forward-Looking Statement

This press release contains “forward-looking statements” of Intellia within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, express or implied statements regarding the intellectual property position and strategy of Intellia’s licensors; and Intellia’s ability to advance CRISPR/Cas9 into therapeutic products for severe and life-threatening diseases and its CRISPR/Cas9 intellectual property portfolio. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to Intellia’s ability to protect and maintain its intellectual property position, risks related to the ability of Intellia’s licensors to protect and maintain their intellectual property position, the risk that any one or more of Intellia’s product candidates will not be successfully developed and commercialized, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or development of Intellia’s product candidates, the risk that the results of previously conducted studies involving similar product candidates will not be repeated or observed in ongoing or future studies involving current product candidates, and the risk that Intellia’s collaborations with Novartis or Regeneron will not continue or will not be successful. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Intellia Therapeutics undertakes no duty to update this information unless required by law.

CRISPR CONTACTS

Media:

Jennifer Paganelli

WCG for CRISPR

+1 347-658-8290

jpaganelli@wcgworld.com

Investors:

Chris Brinzey

Westwicke Partners for CRISPR

+ 1 339-970-2843

chris.brinzey@westwicke.com

INTELLIA CONTACTS

Media:

Jennifer Mound Smoter

Senior Vice President, External Affairs & Communications

+ 1 857-706-1071

jenn.smoter@intelliatx.com

Investors:

Graeme Bell

Executive Vice President, Chief Financial Officer

+ 1 857-706-1081

graeme.bell@intelliatx.com

CARIBOU CONTACT

Greg Kelley

Feinstein Kean Healthcare

+ 1 404-836-2302

gregory.kelley@fkhealth.com

ERS GENOMICS CONTACTS

MacDougall Biomedical Communications

Mario Brkulj or Dr. Stephanie May

+49 89 2420 9345 or +48 89 2420 9344

mbrkulj@macbiocom.com or smay@macbiocom.com